Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

•Registration Statement (Form S-3 No. 333-286631) of Esperion Therapeutics, Inc.
•Registration Statement (Form S-8 No. 333-289575) pertaining to the 2022 Stock Option and Incentive Plan, as amended, of Esperion Therapeutics, Inc.
•Registration Statement (Form S-8 No. 333-281486) pertaining to the 2022 Stock Option and Incentive Plan, as amended, of Esperion Therapeutics, Inc. and the 2020 Employee Stock Purchase Plan, as amended, of Esperion Therapeutics, Inc.
•Registration Statement (Form S-8 No. 333-274183) pertaining to the Amended 2017 Inducement Equity Plan, as amended, of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333-273555) pertaining to the 2022 Stock Option and Incentive Plan, as amended, of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333-265247) pertaining to the 2022 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333-262881) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333-253414) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333-243757) pertaining to the 2020 Employee Stock Purchase Plan, as amended, of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333-236712) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc. and the 2017 Inducement Equity Plan, as amended, of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑228994) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑223105) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑218084) pertaining to the 2017 Inducement Equity Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑216169) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑208702) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑206180) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑201378) pertaining to the 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑194536) pertaining to the 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.

of our reports dated March 10, 2026, with respect to the financial statements of Esperion Therapeutics, Inc. and the effectiveness of internal control over financial reporting of Esperion Therapeutics, Inc. included in this Annual Report (Form 10-K) of Esperion Therapeutics, Inc. for the year ended December 31, 2025.

/s/ Ernst & Young LLP

Detroit, Michigan
March 10, 2026